UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Report: November 9, 2010


                            MARINE EXPLORATION, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

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

              Colorado                             000-24637                         91-1890338
-------------------------------------    -------------------------------    --------------------------------
  (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification
           incorporation)                                                               Number)
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             2600 Douglas Road, Penthouse 10, Coral Gables, FL 33134
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (786) 235-0870
                                ----------------
               Registrant's telephone number, including area code


                                       N/A
                                      -----
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS


This report amends the previous 8-K filed on September 13, 2010.

Change in Company's Transfer Agent

Island Stock Transfer was originally engaged, but due to a delay in records delivery, Island declined engagement, and the Company decided they would rather prefer a transfer agent in the same state as the Company's CEO. The Company has engaged Madison Stock Transfer of Brooklyn, New York as its transfer agent. Madison Stock Transfer is registered with the SEC.

The contact information for Madison Stock Transfer is:

                             Madison Stock Transfer
                          1688 E. 16th Street, Suite 7
                               Brooklyn, NY 11229

                               Phone: 718-627-4453














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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                              MARINE EXPLORATION, INC.



                                              By: /s/ Mark Goldberg
                                                  -----------------------
                                                     Mark Goldberg,
                                                     Chief Executive Officer


                                              Date: November 9, 2010
























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